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                                                                      EXHIBIT 23



               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


To the Shareholders and Board of Directors of Pfizer Inc.:

     We consent to the use of our report dated February 27, 1997 incorporated herein by reference on the consolidated balance sheet of Pfizer Inc. and subsidiary companies as of December 31, 1996, 1995 and 1994 and the related consolidated statements of income, shareholders' equity and cash flows for the years then ended, as contained in the Pfizer Inc. 1996 Annual Report to Shareholders. These consolidated financial statements and our report thereon are incorporated by reference in this Annual Report on Form 10-K for the year 1996.

     We also consent to the incorporation by reference of our report in the Registration Statement on Form S-15 dated December 13, 1982 (File No. 2-80884), as amended, in the Registration Statement on Form S-8 dated October 27, 1983 (File No. 2-87473), as amended, in the Registration Statement on Form S-8 dated March 22, 1990 (File No. 33-34139), in the Registration Statement on Form S-8 dated January 24, 1991 (File No. 33-38708), in the Registration Statement on Form S-8 dated November 18, 1991 (File No. 33-44053), in the Registration Statement on Form S-3 dated May 27, 1993 (File No. 33-49629), in the Registration Statement on Form S-8 dated May 27, 1993 (File No. 33-49631), in the Registration Statement on Form S-8 dated May 19, 1994, (File No. 33-53713), in the Registration Statement on Form S-8 dated October 5, 1994 (File No. 33-55771), in the Registration Statement on Form S-3 dated November 14, 1994 (File No. 33-56435), in the Registration Statement on Form S-8 dated December 20, 1994 (File No. 33-56979), in the Registration Statement on Form S-4 dated February 14, 1995 (File No. 33-57709), and in the Registration Statement on Form S-8 dated March 29, 1996 (File No. 33-02061).



                                                  /s/ KPMG Peat Marwick LLP
                                                  ------------------------------
                                                  KPMG Peat Marwick LLP



New York, New York
March 27, 1997